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                                                                    Exhibit 99.2






                          NOTICE OF GUARANTEED DELIVERY

                                       OF

                              COLTEC INDUSTRIES INC

                 PURSUANT TO THE PROSPECTUS DATED         , 1998

            THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY
              TIME, ON            , 1998, UNLESS EXTENDED. TENDERED
           SECURITIES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE
                     EXPIRATION DATE OF THE EXCHANGE OFFER.



This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Coltec Industries Inc (the "Company") made pursuant to the
Prospectus, dated [           ] , 1997 (the "Prospectus"), if certificates for
Outstanding Notes of the Company are not immediately available or if the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to midnight, New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to Bankers Trust Company (the "Exchange Agent") as set forth below. Capitalized terms not defined herein are defined in the Prospectus.

             Main Delivery To: Bankers Trust Company, Exchange Agent


  By Overnight Courier or Hand                By Registered or Certified Mail:
          Delivery:
                                                  Bankers Trust Company
     Bankers Trust Company                    Corporate Trust & Agency Group
 Corporate Trust & Agency Group                 Receipt & Delivery Window
       P.O. Box 1458                         123 Washington Street, 1st Floor
    Church Street Station                           New York, NY 10006
   New York, NY 10008-1458

                                  By Facsimile:

                               (212) 250-6275/3290
                        (For Eligible Institutions Only)
                              Confirm by Telephone:
                                 (212) 250-6270


DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.


Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the
Company the principal amount of Outstanding Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.
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                                                                               3

                        DESCRIPTION OF OUTSTANDING NOTES

----------------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES)
OF REGISTERED HOLDER(S)
(PLEASE FILL IN, IF BLANK)                       (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------
                                       1                            2                            3
                            ------------------------------------------------------------------------------------------
                                                                                   PRINCIPAL AMOUNT OF OUTSTANDING
                                                                                    NOTES TENDERED(2) (MUST BE IN
                            TITLE OF SECURITIES AND       AGGREGATE PRINCIPAL        DENOMINATIONS OF $1,000 OR
                            CERTIFICATE NUMBER(S)(1)  AMOUNT OF OUTSTANDING NOTES    INTEGRAL MULTIPLES THEREOF)
                            ------------------------------------------------------------------------------------------

                            ------------------------------------------------------------------------------------------

                            ------------------------------------------------------------------------------------------

                            ------------------------------------------------------------------------------------------
                             TOTAL
----------------------------------------------------------------------------------------------------------------------

(1) Certificate numbers not required if Outstanding Notes are being tendered by book-entry transfer.

(2) Unless otherwise indicated, a holder will be deemed to have tendered ALL of the Outstanding Notes represented in column 2.


                                PLEASE SIGN HERE

X
     -----------------------------------------------------------     -----------------------------------------------------------

X
     -----------------------------------------------------------     -----------------------------------------------------------
         SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY                                        DATE


                       ----------------------------------
                         AREA CODE AND TELEPHONE NUMBER

         Must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Notes or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth full title.

Name(s):
        ------------------------------------------------------------------------
                             (Please Type or Print)

Capacity:
         -----------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------
                               (Include Zip Code)

                    THE FOLLOWING GUARANTEE MUST BE COMPLETED

                              GUARANTEE OF DELIVERY
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                                                                               4


                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Outstanding Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus, together with one ore more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three business days after the Expiration Date.

     -----------------------------------------------------------     -----------------------------------------------------------
                           Name of Firm                                                   Authorized Signature

     -----------------------------------------------------------     -----------------------------------------------------------
                             Address                                                             Title

                                                                     Name:
     -----------------------------------------------------------          ------------------------------------------------------
                                                        Zip Code                         (Please Type or Print)

Area Code and Tel. No.                                               Date:
                      ------------------------------------------          ------------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES FOR OUTSTANDING NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.